UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July 26, 2006 (July 21, 2006)

                    Morgan Stanley Cornerstone Fund III L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                           0-13299               13-3190919
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
 of Incorporation)                                           Identification No.)


c/o Demeter Management Corporation, 330 Madison Avenue,
             8th Floor, New York, NY                             10017
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 (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:   (212) 905-2700

                        Dean Witter Cornerstone Fund III
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change
            in Fiscal Year.
            --------------------------------------------------------------------

        Effective July 21, 2006, Dean Witter Cornerstone Fund III changed its name to Morgan Stanley Cornerstone Fund III L.P. The name change was effected by a Certificate of Amendment of the Certificate of Limited Partnership of Dean Witter Cornerstone Fund III (the "Certificate") filed with the Secretary of State of the State of New York on July 21, 2006.

        A copy of the Certificate is filed hereto as Exhibit 3.02 and incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

     (d) Exhibits.

                                  EXHIBIT INDEX

Exhibit           Exhibit Description
-------           --------------------------------------------------------------
3.02              Certificate of Amendment of the Certificate of Limited
                  Partnership of the Registrant

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MORGAN STANLEY CORNERSTONE FUND III L.P

Date:  July 26, 2006                     By:     Demeter Management Corporation
                                                 as General Partner

                                          /s/ Walter Davis
                                         ----------------------------------
                                         Name:  Walter Davis
                                         Title:    President